Exhibit 32.2

Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

This certification is provided pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the  Annual Report on Form 10-K for the fiscal year ended September 30, 2007 of Secure Alliance Holdings Corporation (the Company) as filed with the Securities and Exchange Commission on the date hereof (the Report).

I, Stephen P. Griggs, Principal Financial Officer of the Company, certify that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEPHEN P. GRIGGS
STEPHEN P. GRIGGS
Principal Financial Officer
January 14, 2008